Exhibit 99.1

FINANCIALCONTENT, INC.

PROFORMA FINANCIAL INFORMATION

C O N T E N T S

Basis of Presentation	2

Pro Forma Consolidated Balance Sheets for FinancialContent, Inc.	3 – 4

Pro Forma Consolidated Statements of Operations for FinancialContent, Inc.	5

Pro Forma Balance Sheets for FinancialContent Services, Inc.	6 – 7

Pro Forma Statements of Operations for FinancialContent, Inc.	8

FINANCIALCONTENT, INC. PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

(Unaudited)

The following unaudited pro forma consolidated financial statements of FinancialContent, Inc. (the “Company” and “FCON”) and the unaudited pro forma financial statements of FinancialContent Services, Inc. (“FCS”) give effect to the divestiture by FinancialContent, Inc. of its wholly owned subsidiary FinancialContent Services, Inc. (the “FCS Divestiture”)

The unaudited pro forma consolidated balance sheet and consolidated statement of operations of FinancialContent, Inc. and the unaudited pro forma balance sheet and statement of operations of FinancialContent Services, Inc give effect to the FCS Divestiture as if the transaction had occurred on March 31, 2008. The March 31, 2008 unaudited pro forma consolidated balance sheet and consolidated statement of operations of FinancialContent, Inc. and the unaudited pro forma balance sheet and statement of operations of FinancialContent Services, Inc. include financial information derived from the Company's historical statements of operations as contained in the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2008.

The unaudited pro forma consolidated financial statements of FinancialContent, Inc. and the unaudited pro forma financial statements of FinancialContent Services, Inc. are based upon the historical consolidated financial statements of the Company and should be read in conjunction with those consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2008 and the Company's Annual Report on Form 10-K for the year ended June 30, 2007. The unaudited consolidated financial statements of FinancialContent, Inc. and the unaudited financial statements of FinancialContent Services, Inc. do not necessarily indicate the results that would have actually occurred if the FCS Divestiture had occurred on the dates indicated or that may occur in the future.

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PRO FORMA CONSOLIDATED BALANCE SHEETS FOR FINANCIALCONTENT, INC. (“FCON”)

AS OF THE NINE MONTHS ENDED MARCH 31, 2008

	As filed at	Less amts recorded	Adjusted	Pro Forma		Pro Forma
	March 31, 2008	in FCS Division	FCON	Adjustment		FCON
ASSETS
Current Assets:
Cash and cash equivalents	$50,789	$(47,242)	$3,547	$		$3,547
Short-term investments in marketable securities	1,191	(1,250)	(59)			(59)
Accounts receivable - trade (net of reserve for doubtful
accounts of $317,669)	383,740	(383,090)	650			650
Other receivables	37,500	-	37,500	(37,500)	1	-
Prepaid expenses	8,497	(8,497)	-
Deposits	12,987	(12,987)	-
		-
Total Current Assets	494,704	(453,066)	41,638	(37,500)		4,138

Property and Equipment :
Office furniture	24,144	(14,348)	9,796			9,796
Equipment	299,929	(216,370)	83,559			83,559
Software	5,992	(5,992)	-

Property and Equipment, cost	330,065	(236,710)	93,355	-		93,355

Accumulated depreciation	(242,795)	151,955	(90,840)			(90,840)

Property and Equipment, net	87,270	(84,755)	2,515	-		2,515

Other Assets:
Intercompany receivable	-	2,405,375	2,405,375	(2,405,375)	1,2,3	-
Purchased contracts - CNET (net of amortization
of $993,190)	45,956	(45,956)	-			-

Total Other Assets	45,956	2,359,419	2,405,375	(2,405,375)		-

Total Assets	$627,930	$1,821,598	$2,449,528	$(2,442,875)		$6,653

PRO FORMA CONSOLIDATED BALANCE SHEETS FOR FINANCIALCONTENT, INC. (“FCON”)

AS OF THE NINE MONTHS ENDED MARCH 31, 2008 (CONTINUED)

	As filed at	Less amts recorded	Adjusted	Pro Forma		Pro Forma
	March 31, 2008	in FCS Division	FCON	Adjustment		FCON
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	$312,123	$(294,889)	$17,234	$142,979	2	$160,213
Management fees due to related party	27,327	(27,327)	-	27,327	2	27,327
Payroll and taxes payable	65,534	(65,534)	-			-
Other accrued expenses	16,968	(16,279)	689			689
Deferred revenue	199,793	(199,793)	-			-
Related party advances	162,728	(158,544)	4,184			4,184
Convertible notes payable	1,127,500	-	1,127,500	(1,127,500)	1	-
Accrued interest on convertible notes payable	12,000	-	12,000	(12,000)	1	-
Liabilities of discontinued operations	117,509	-	117,509			117,509
Dividend payable	63,389	-	63,389			63,389

Total Current Liabilities	2,104,871	(762,366)	1,342,505	(969,194)		373,311

Stockholders' Equity:
Preferred stock, $0.001 par value; 200,000,000 shares authorized
Preferred stock Series A, $0.001 par value; 2,239,910
shares issued and outstanding	2,240	-	2,240			2,240
Preferred stock Series B, $0.001 par value; 600,000
shares issued and outstanding	600	-	600			599
Preferred stock Series C, $0.001 par value; 1,134,668
shares issued and outstanding	1,135	-	1,135			1,135
Preferred stock Series D, $0.001 par value; 4,000,000
shares issued and outstanding	4,000	-	4,000			4,000
Common stock, $0.001 par value; 900,000,000 shares authorized;
10,982,610 issued and outstanding	10,982	-	10,982	(500)	4	10,483
Additional paid-in-capital	23,127,698	-	23,127,698	(49,500)	4	23,078,198
Accumulated other comprehensive loss	(2,035)	2,035	-			-
Accumulated deficit	(24,489,529)	2,328,887	(22,160,642)			(22,160,642)
Current period income/loss	(132,032)	253,042	121,010	(1,423,681)	1,2,3,4	(1,302,671)

	Total Stockholders' Equity	(1,476,941)	2,583,964	1,107,023	(1,473,681)	(366,658)
			-
	Total Liabilities and Stockholders' Equity	$627,930	$1,821,598	$2,449,528	$(2,442,875)	$6,653

1	Transfer Jade notes and all related payments and interest from FinancialContent, Inc. to FinancialContent Services, Inc.
2	Transfer agreed-upon liabilities from FinancialContent Services, Inc. to FinancialContent, Inc.
3	Impairment of intercompany amounts
4	Return and retirement of 500,000 common shares at $0.10 per share

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR FINANCIALCONTENT, INC. (“FCON”)

AS OF THE NINE MONTHS ENDED MARCH 31, 2008

	As filed at	Less amts recorded	Adjusted	Pro Forma		Pro Forma
	March 31, 2008	in FCS Division	FCON	Adjustment		FCON
Revenues:
Net revenues	$1,928,011	$(1,878,358)	$49,653	$		$49,653
Barter revenues (non-cash)	84,844	(84,844)	-			-
Total Revenues	2,012,855	(1,963,202)	49,653	-		49,653

Costs of revenues (depreciation expense
is not included in cost of revenues)	(427,041)	427,041	-			-
Costs of revenues - barter (non-cash)	(3,000)	3,000	-			-

Operating Expenses:
Business development	395	(395)	-			-
General and administrative	1,604,488	(1,448,332)	156,156			156,156
Bad debt	81,060	(81,060)	-			-
Advertising expense - barter (non-cash)	81,844	(81,844)	-			-
Amortization and depreciation	172,577	(170,927)	1,650			1,650
Total Operating Expenses	1,940,364	(1,782,558)	157,806	-		157,806

Loss from Operations	(357,550)	249,397	(108,153)	-		(108,153)

Other Income (Expense):
Other income	389	(389)	-			-
Amortization of deferred financing costs	(56,403)	-	(56,403)			(56,403)
Gain/(loss) on change in warrant liability	356,491	-	356,491			356,491
Gain/(loss) on change in derivative liability	620,376	-	620,376			620,376
Loss on investment	(4,720)	-	(4,720)			(4,720)
Amortization of note discount	(361,042)	-	(361,042)			(361,042)
Gain/(loss) on disposition of assets	-	-	-	(1,473,681)	3	(1,473,681)
Gain/(loss) on retirement of common shares	-	-	-	50,000	4	50,000
Extinguishment of debt	(225,000)	-	(225,000)			(225,000)
Interest expense	(97,985)	1,385	(96,600)			(96,600)

Total Other Income(Expense)	232,106	996	233,102	(1,423,681)		(1,190,579)

Net Income before Taxes	(125,444)	250,393	124,949	(1,423,681)		(1,298,732)

	Provision for income tax	(6,588)	2,649	(3,939)	-	(3,939)

	Net Loss	$(132,032)	$253,042	$121,010	$(1,423,681)	$(1,302,671)

3	Impairment of intercompany amounts
4	Return and retirement of 500,000 common shares at $0.10 per share

The Company's policy is to fully reserve for any potential benefit of tax losses, so transaction is considered to have no tax affect.

PRO FORMA BALANCE SHEETS FOR FINANCIALCONTENT SERVICES, INC. (“FCS”)

AS OF THE NINE MONTHS ENDED MARCH 31, 2008

		Pro Forma		Pro Forma
	FCS	Adjustment		FCS
ASSETS
Current Assets:
Cash and cash equivalents	$47,242	$		$47,242
Short-term investments in marketable securities	1,250			1,250
Accounts receivable - trade (net of reserve for doubtful
accounts of $317,669)	383,090			383,090
Other receivables	-	37,500	1	37,500
Prepaid expenses	8,497			8,497
Deposits	12,987			12,987

Total Current Assets	453,066	37,500		490,566

Property and Equipment :
Office furniture	14,348			14,348
Equipment	216,370			216,370
Software	5,992			5,992

Property and Equipment, cost	236,710	-		236,710

Accumulated depreciation	(151,955)			(151,955)

Property and Equipment, net	84,755	-		84,755

Other Assets:
Purchased contracts - CNET (net of amortization
of $993,190)	45,956			45,956

Total Other Assets	45,956	-	45,956

Total Assets	$583,777	$37,500	$621,277

PRO FORMA BALANCE SHEETS FOR FINANCIALCONTENT SERVICES, INC. (“FCS”)

AS OF THE NINE MONTHS ENDED MARCH 31, 2008 (CONTINUED)

			Pro Forma		Pro Forma
		FCS	Adjustment		FCS
LIABILITIES AND EQUITY
Current Liabilities:
	Accounts payable	$294,889	$(142,979)	2	$124,107
	Management fees due to related party	27,327	(27,327)	2	-
	Payroll and taxes payable	65,534	-		65,534
	Other accrued expenses	16,279	-		16,279
	Deferred revenue	199,793	-		199,793
	Related party advances	158,544	-		186,347
	Convertible notes payable	-	1,127,500	1	1,127,500
	Accrued interest on convertible notes payable	-	12,000	1	12,000
	Intercompany	2,405,375	(2,405,375)	1,2,3	-

	Total Current Liabilities	3,167,741	(1,436,181)		1,731,560

Equity:
	Accumulated other comprehensive loss	(2,035)	-		(2,035)
	Accumulated deficit	(2,328,887)	-		(2,328,887)
	Current period income/loss	(253,042)	1,473,681	1,2,3	1,220,639

	Total Equity	(2,583,964)	1,473,681		(1,110,283)

	Total Liabilities and Equity	$583,777	$37,500		$621,277

1	Transfer Jade notes and all related payments and interest from FinancialContent, Inc. to FinancialContent Services, Inc.
2	Transfer agreed-upon liabilities from FinancialContent Services, Inc. to FinancialContent, Inc.
3	Impairment of intercompany amounts

PRO FORMA STATEMENT OF OPERATIONS FOR FINANCIALCONTENT SERVICES, INC. (“FCS”)

AS OF THE NINE MONTHS ENDED MARCH 31, 2008

		Pro Forma		Pro Forma
	FCS	Adjustment		FCS
Revenues:
Net revenues	$1,878,358	$		$1,878,358
Barter revenues (non-cash)	84,844			84,844
Total Revenues	1,963,202	-		1,963,202

Costs of revenues (depreciation expense
is not included in cost of revenues)	(427,041)			(427,041)
Costs of revenues - barter (non-cash)	(3,000)			(3,000)

Operating Expenses:
Business development	395			395
General and administrative	1,448,332			1,448,332
Bad debt	81,060			81,060
Advertising expense - barter (non-cash)	81,844			81,844
Amortization and depreciation	170,927			170,927
Total Operating Expenses	1,782,558	-		1,782,558

Loss from Operations	(249,397)	-		(249,397)

Other Income (Expense):
Other income	389			389
Gain/(loss) on disposition of assets	-	1,473,681	3	1,473,681
Interest expense	(1,385)			(1,385)

Total Other Income(Expense)	(996)	1,473,681		1,472,685

Net Income before Taxes	(250,393)	1,473,681		1,223,288

	Provision for income tax	(2,649)		(2,649)

	Net Loss	$(253,042)	$1,473,681	$1,220,639

3	Impairment of intercompany amounts

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